Exhibit 99.1

22nd Century Group Enters CBD Health and
Wellness Market with Investment in Panacea Life Sciences, Inc.

Investment provides platform to commercialize 22nd Century’s unique hemp/cannabis plant lines in development and leverage strengths in consumer-packaged-goods and FDA-regulatory affairs

22nd Century Group, Inc. (NYSE American: XXII), a plant biotechnology company that is a leader in tobacco harm reduction, Very Low Nicotine Content (VLNC) tobacco and hemp/cannabis plant research, announced today the initial closing of an investment in Panacea Life Sciences, Inc. (Panacea), a rapidly-growing, vertically-integrated, consumer-facing company operating exclusively in the legal, hemp-derived, CBD product space. 22nd Century’s investments in Panacea over the next twelve to eighteen months are expected to total $24 million, in a combination of cash and 22nd Century stock in exchange for Panacea-issued debt and preferred equity. 22nd Century has also received a warrant to purchase preferred stock of Panacea, which upon full exercise will provide 22nd Century with a controlling equity position in Panacea.

“After a disciplined and thorough review of the opportunities available to 22nd Century to maximize shareholder value creation, we are pleased to announce the Company’s first investment in the legal, hemp/cannabis, consumer packaged goods space,” said Cliff Fleet, President and Chief Executive Officer of 22nd Century Group. “This investment is a major milestone in 22nd Century’s on-going execution of our hemp/cannabis strategic growth plan and offers the opportunity for strong projected shareholder returns.

“Our objective is to build a leading, profitable business in the fast-growing, emerging, legal hemp/cannabis space, and Panacea is a rapidly-growing, vertically-integrated, consumer-facing business with a very strong management team. We plan for Panacea to be a platform operating company in the hemp/cannabis space that is able to leverage our leadership in cannabis-plant research, our comprehensive expertise in FDA-regulated spaces, and our leadership team’s deep experience in consumer packaged goods,” Fleet explained.

“We are pleased to enter into this long-term strategic partnership with 22nd Century,” said Leslie Buttorff, Chief Executive Officer of Panacea Life Sciences, Inc. “With a strong team and seed-to-sale operations in place, Panacea is on track to deliver sales growth of over 1,000 percent in 2019, with gross margins over 50%. Our success has been possible because of our focus from day one on producing and marketing the highest-quality, hemp-derived, premium CBD products.

“Our supply chain is complete with track-and-trace capabilities and stringent quality control and testing at every step from seed-to-sale, including at our plant nursery and farm on the western slope of Colorado, as well as in our comprehensive extraction, distillation, testing and manufacturing operations located in a former Environmental Protection Agency (EPA) facility in Golden, Colorado. With state-of-the-art CO2 extraction, chromatography equipment to produce THC-free distillate oil, and product manufacturing lines, we can produce over $1 billion of product per year. We have also invested heavily in the development of a full, medically relevant, product portfolio for humans and animals. This is all driven by our talented, dedicated team and supported by a world-class, custom-developed, SAP-based, Cannabis ERP system which tracks the full chain of custody for every product we sell, which we believe clearly sets us apart from most other companies in the space. 22nd Century’s investment will allow us to continue to scale our business – including the acceleration of our online and retail sales and marketing efforts focused on the Panacea brand,” Buttorff explained.

“Our organizations have already worked very well together, and we look forward to building an even stronger relationship between the two companies,” said Michael Zercher, 22nd Century’s Chief Operating Officer. “We believe 22nd Century’s leading position in hemp/cannabis plant research and experience with the branding, marketing and sales of FDA-regulated consumer packaged goods will help Panacea to stand apart from the competition as we look to become a highly-differentiated group of leading companies in the fast-growing, legal, hemp-derived cannabinoid product space. The Panacea team has an impressive track record – both with the launch and growth of Panacea’s CBD business and in their prior careers as entrepreneurs and corporate leaders in ERP systems, management consulting, pharma and media. We are excited to be partnered with Leslie and her team, and I am confident Panacea is very well-positioned for the fast-growing, competitive and increasingly complex hemp/cannabis marketplace. We are very excited about our future with Panacea,” Zercher concluded.

The details of the Company’s investment in Panacea are described in a Form 8-K filed with the Securities and Exchange Commission.

About Panacea Life Sciences, Inc.

Panacea Life Sciences, a woman-owned and woman-led company, is dedicated to developing and producing the highest-quality, medically-relevant, legal, THC-free, hemp-derived cannabinoid products for consumers and pets from our 51,000 square foot, state-of-the-art, cGMP, extraction, manufacturing, testing and fulfillment center located in Golden, Colorado. Panacea operates in every segment of the CBD product value chain, from cultivation to finished goods, with stringent testing protocols employed at every stage of the supply chain from seed-to-sale. Panacea offers a line of THC-free, human and animal CBD products, including fast-acting sublingual tablets, soft gels, gummies, tinctures, cosmetics and other topicals. Panacea products can be purchased online at https://panacealife.com. For more information about Panacea Life Science’s history and management team visit https://panacealife.com/about/.

About 22nd Century Group, Inc.

22nd Century is a plant biotechnology company focused on technology which allows it to decrease the level of nicotine in tobacco plants and to modify the level of cannabinoids in hemp/cannabis plants through genetic engineering and modern plant breeding. 22nd Century’s growth strategies are focused on meaningful, long-term, shareholder value creation. The Company’s first strategic growth objective is to drive change in the tobacco industry by reducing the harm caused by smoking through the commercialization of its proprietary Very Low Nicotine Content tobacco and related intellectual property. The Company’s second strategic growth objective is to build a leading, profitable business in the fast-growing, emerging, legal hemp/cannabis space by leveraging its leadership in cannabis plant research, comprehensive expertise in FDA-regulated spaces, leadership team with deep experience in consumer packaged goods, and strong and flexible balance sheet. To learn more about 22nd Century, please visit www.xxiicentury.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking information, including all statements that are not statements of historical fact regarding the intent, belief or current expectations of 22nd Century Group, Inc., its directors or its officers with respect to the contents of this press release, including but not limited to our future revenue expectations. The words “may,” “would,” “will,” “expect,” “estimate,” “anticipate,” “believe,” “intend” and similar expressions and variations thereof are intended to identify forward-looking statements. We cannot guarantee future results, levels of activity or performance with respect to the Company’s investment in Panacea or otherwise. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances, or to reflect the occurrence of unanticipated events. You should carefully review and consider the various disclosures made by us in our annual report on Form 10-K for the fiscal year ended December 31, 2018, filed on March 6, 2019, including the section entitled “Risk Factors,” and our other reports filed with the U.S. Securities and Exchange Commission which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.